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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of Earliest Event Reported): April 20, 2004


                                    MCI, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


       001-10415                                          58-1521612
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(Commission File Number)                    (I.R.S. Employer Identification No.)


      22001 LOUDOUN COUNTY PARKWAY
            ASHBURN, VIRGINIA                                  20147
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(Address of Principal Executive Offices)                     (Zip Code)


                                 (703) 886-5600
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.    OTHER EVENTS

           On March 12, 2004, MCI, Inc. ("MCI") and Telefonos de Mexico, S.A. de C.V. ("Telmex") entered into a definitive agreement (the "Purchase Agreement") pursuant to which MCI agreed to sell to Telmex its investment in Embratel Participacoes S.A. ("Embratel") for $360 million in cash (the "Sale Transaction"), subject to the approval of the Bankruptcy Court and certain other Brazilian regulatory authorities. A copy of the Purchase Agreement was filed by MCI as Exhibit 99.1 to its Current Report on Form 8-K, filed on March 18, 2004, and is incorporated herein by reference.

           On April 7, 2004, MCI and Telmex entered into an amendment to the Purchase Agreement (the "First Amendment") pursuant to which the parties agreed to extend the time period for the issuance by the Bankruptcy Court of an order approving the Sale Transaction. MCI subsequently requested, and the Bankruptcy Court granted, an adjournment of the hearing to approve the Sale Transaction, which was rescheduled for April 27, 2004.

           On April 20, 2004, MCI and Telmex entered into a second amendment to the Purchase Agreement (the "Second Amendment") pursuant to which, among other things, (i) the purchase price was increased from $360 million to $400 million,
(ii) Telmex agreed to increase its deposit with MCI to $50 million, and (iii) MCI agreed to seek approval from the Bankruptcy Court of a termination fee of $12.2 million (the "Termination Fee") to be paid by MCI to Telmex if an order approving the Sale Transaction is not issued by the Bankruptcy Court by April, 28, 2004 and MCI subsequently enters into an alternative transaction for the sale of its shares of Embratel within twelve (12) months thereafter. The Second Amendment provides further that if the Bankruptcy Court has not issued an order approving the Termination Fee by 6:00 P.M. on April 26, 2004, then Telmex will have the option of reducing the purchase price to $360 million.

           The foregoing descriptions of the First Amendment and the Second Amendment are qualified in their entirety by reference to the First Amendment and the Second Amendment, respectively, copies of which are attached hereto as Exhibits 99.1 and 99.2 and incorporated herein by reference. A copy of the press release issued by MCI on April 21, 2004 announcing the execution by MCI and Telmex of the Second Amendment is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

           c) Exhibits.

           99.1 First Amendment, dated as of April 7, 2004, by and among Telefonos de Mexico, S.A. de C.V., MCI, Inc., MCI International, Inc., MCI WorldCom International, Inc., and MCI WorldCom Brazil LLC.


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           99.2       Second Amendment, dated as of April 20, 2004, by and among
                      Telefonos de Mexico, S.A. de C.V., MCI, Inc., MCI International, Inc., MCI WorldCom International, Inc., and MCI WorldCom Brazil LLC.

           99.3       Press release issued by MCI, Inc. on April 21, 2004.




























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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 23, 2004


                                          MCI, INC.

                                          By:  /s/ Robert T. Blakely
                                               -------------------------------
                                               Robert T. Blakely
                                               Executive Vice President and
                                               Chief Financial Officer





















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                                  EXHIBIT INDEX


        Exhibit No.                           Description
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           99.1       First Amendment, dated as of April 7, 2004, by and among
                      Telefonos de Mexico, S.A. de C.V., MCI, Inc., MCI International, Inc., MCI WorldCom International, Inc., and MCI WorldCom Brazil LLC.

           99.2 Second Amendment, dated as of April 20, 2004, by and among Telefonos de Mexico, S.A. de C.V., MCI, Inc., MCI International, Inc., MCI WorldCom International, Inc., and MCI WorldCom Brazil LLC.

           99.3       Press Release issued by MCI, Inc. on April 21, 2004.




















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